UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-4 Home Equity Mortgage Pass-Through Certificates, Series 2004-4)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-115435-05              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On October 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-4
Home Equity Mortgage Pass-Through Certificates, Series 2004-4
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: October 27, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004




Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 4
                           Statement to Certificate Holders
                                  October 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
-------------------------------------------------------------------------------------------------------------------------------
A1          100,000,000.00      98,013,440.16    2,566,684.81   161,613.27    2,728,298.08    0.00        0.00       95,446,755.35
A2          148,000,000.00     142,987,909.53    6,475,745.77   221,313.51    6,697,059.28    0.00        0.00      136,512,163.76
A3          104,300,000.00     104,300,000.00            0.00   180,902.56      180,902.56    0.00        0.00      104,300,000.00
A4           19,000,000.00      19,000,000.00            0.00    34,580.00       34,580.00    0.00        0.00       19,000,000.00
AR                  100.00               0.00            0.00         0.00            0.00    0.00        0.00                0.00
ARL                 100.00               0.00            0.00         0.00            0.00    0.00        0.00                0.00
M1           19,975,000.00      19,975,000.00    2,308,077.39    37,597.39    2,345,674.78    0.00        0.00       17,666,922.61
M2           18,800,000.00      18,800,000.00            0.00    35,678.22       35,678.22    0.00        0.00       18,800,000.00
M3           10,575,000.00      10,575,000.00            0.00    20,480.25       20,480.25    0.00        0.00       10,575,000.00
M4           10,575,000.00      10,575,000.00            0.00    23,770.25       23,770.25    0.00        0.00       10,575,000.00
M5            9,400,000.00       9,400,000.00            0.00    21,860.22       21,860.22    0.00        0.00        9,400,000.00
M6           10,575,000.00      10,575,000.00            0.00    26,237.75       26,237.75    0.00        0.00       10,575,000.00
B1            7,050,000.00       7,050,000.00            0.00    19,959.33       19,959.33    0.00        0.00        7,050,000.00
B2            8,225,000.00       8,225,000.00            0.00    23,925.61       23,925.61    0.00        0.00        8,225,000.00
B3            3,525,000.00       3,525,000.00            0.00    14,640.50       14,640.50    0.00        0.00        3,525,000.00
P                   100.00             100.00            0.00    83,204.02       83,204.02    0.00        0.00              100.00
TOTALS      470,000,300.00     463,001,449.69   11,350,507.97   905,762.88   12,256,270.85    0.00        0.00      451,650,941.72

X1          470,000,300.00     470,000,300.00            0.00         0.00            0.00    0.00        0.00      470,000,300.00
X2          470,000,300.00     470,000,300.00            0.00         0.00            0.00    0.00        0.00      470,000,300.00
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      22541SYF9      980.13440160      25.66684810     1.61613270      27.28298080       954.46755350       A1    2.120000 %
A2      22541SB56      966.13452385      43.75503899     1.49536155      45.25040054       922.37948486       A2    1.990000 %
A3      22541SB64    1,000.00000000       0.00000000     1.73444449       1.73444449     1,000.00000000       A3    2.230000 %
A4      22541SB72    1,000.00000000       0.00000000     1.82000000       1.82000000     1,000.00000000       A4    2.340000 %
AR      22541SYG7        0.00000000       0.00000000     0.00000000       0.00000000         0.00000000       AR    8.498318 %
ARL     22541SYH5        0.00000000       0.00000000     0.00000000       0.00000000         0.00000000       ARL   8.498318 %
M1      22541SYJ1    1,000.00000000     115.54830488     1.88222228     117.43052716       884.45169512       M1    2.420000 %
M2      22541SYK8    1,000.00000000       0.00000000     1.89777766       1.89777766     1,000.00000000       M2    2.440000 %
M3      22541SYL6    1,000.00000000       0.00000000     1.93666667       1.93666667     1,000.00000000       M3    2.490000 %
M4      22541SYM4    1,000.00000000       0.00000000     2.24777778       2.24777778     1,000.00000000       M4    2.890000 %
M5      22541SYN2    1,000.00000000       0.00000000     2.32555532       2.32555532     1,000.00000000       M5    2.990000 %
M6      22541SYP7    1,000.00000000       0.00000000     2.48111111       2.48111111     1,000.00000000       M6    3.190000 %
B1      22541SYQ5    1,000.00000000       0.00000000     2.83111064       2.83111064     1,000.00000000       B1    3.640000 %
B2      22541SYR3    1,000.00000000       0.00000000     2.90888875       2.90888875     1,000.00000000       B2    3.740000 %
B3      22541SYS1    1,000.00000000       0.00000000     4.15333333       4.15333333     1,000.00000000       B3    5.340000 %
P       22541SYT9    1,000.00000000       0.00000000            ###             ####     1,000.00000000       P     8.498318 %
TOTALS                 985.10883863      24.15000154     1.92715383      26.07715538       960.95883709

X1      22541SYU6    1,000.00000000       0.00000000     0.00000000       0.00000000     1,000.00000000       X1    0.000000 %
X2      22541SYV4    1,000.00000000       0.00000000     0.00000000       0.00000000     1,000.00000000       X2    0.000000 %

---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Yanilka Fernandez
               JPMorgan Chase Bank - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-5135
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com


Sec. 4.06(a)(i)             Principal Remittance Amount                                                        9,042,430.58

                            Scheduled Principal Payments                                                         356,515.31

                            Principal Prepayments                                                              8,350,660.85

                            Curtailments                                                                         333,484.94

                            Curtailment Interest Adjustments                                                       1,769.48

                            Repurchase Principal                                                                       0.00

                            Substitution Amounts                                                                       0.00

                            Net Liquidation Proceeds                                                                   0.00

                            End of Pre-Funding Period Transfer                                                         0.00

                            Other Principal Adjustments                                                                0.00

                            Gross Interest                                                                     3,442,748.29

                            Recoveries from Prior Loss Determinations                                                  0.00

                            Reimbursements of Non-Recoverable Advances Previously Made                               218.50

                            Recovery of Reimbursements Previously Deemed Non-Recoverable                               0.00

Prepayment Penalties        Number of Loans with Respect to which Prepayment Penalties were Collected                    40

                            Balance of Loans with Respect to which Prepayment Penalties were Collected         2,076,579.20

                            Amount of Prepayment Penalties Collected                                              83,203.31

Sec. 4.06(a)(iv)            Beginning Number of Loans Outstanding                                                    10,037

                            Beginning Aggregate Loan Balance                                                 433,793,676.92

                            Ending Number of Loans Outstanding                                                        9,878

                            Ending Aggregate Loan Balance                                                    424,751,246.34

Sec. 4.06(a)(v)             Servicing Fees (Including Credit Risk Manager Fees)                                  187,451.42

                            Trustee Fees                                                                           3,614.95

Sec. 4.06(a)(vii)           Current Advances                                                                            N/A

                            Aggregate Advances                                                                          N/A

Section 4.06(a)(viii)       Delinquent Mortgage Loans
                                                   Group 1
                                                                                             Principal
                                                  Category               Number               Balance               Percentage
                                                  1 Month                         82            3,717,067.92                  0.88 %
                                                  2 Month                         17              895,583.98                  0.21 %
                                                  3 Month                          1               18,193.94                  0.00 %
                                                   Total                         100            4,630,845.84                  1.09 %
                            * Delinquent Bankruptcies are included in the table above.

                            Bankruptcies
                                                   Group 1
                                                                         Principal
                                                   Number                Balance               Percentage
                                                             7               248,099.37                 0.06 %
                                                  * Only Current Bankruptcies are reflected in the table above.

                            Foreclosures
                                                   Group 1
                                                                         Principal
                                                   Number                Balance               Percentage
                                                             0                     0.00                 0.00 %

Section 4.06(a)(xi)         REO Properties
                                                   Group 1
                                                                         Principal
                                                   Number                Balance               Percentage
                                                             0                     0.00                 0.00 %

Section 4.06(a)(xii)        Current Realized Losses                                                                          0.00

                            Cumulative Realized Losses - Reduced by Recoveries                                               0.00

Sec. 4.06 (a)(xiv)          Amount on Deposit in Pre-Funding Account                                                29,207,773.00

Sec. 4.06 (a)(xiv)          Capitalized Interest Requirement                                                            51,889.94

Sec. 4.06 (a)(xiv)          Weighted Average Net Mortgage Rate                                                          0.00000 %

Trigger Event               Trigger Event Occurrence (Effective July 2007)                                                     NO
                            (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                            Rolling 3 Month Delinquency Rate                                                            0.10440 %
                            Sr. Enhancement Percentage x 16%                                                            3.67133 %
                                                  OR
                            (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                            Cumulative Loss % of Original Aggregate Collateral Balance                                     0.00 %
                            Cumulative Loss Limit                                                                          6.25 %

O/C Reporting               Targeted Overcollateralization Amount                                                   21,150,013.50
                            Ending Overcollateralization Amount                                                      2,308,077.62
                            Ending Overcollateralization Deficiency                                                 18,841,935.88
                            Overcollateralization Release Amount                                                             0.00
                            Monthly Excess Interest                                                                  2,308,077.39
                            Payment to Class X-1                                                                             0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
